UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

John M. Loder, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – May 31, 2012

Item 1. Report to Stockholders.

Distribution Policy

May 31, 2012

Stone Harbor Emerging Markets Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.18 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2012 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Income Fund (EDF or Fund) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (EM) countries, including sovereign external debt, local currency debt (non-US dollar), and corporate debt. We remain committed to our investment thesis that lending and investing in emerging market bonds and currencies with improving credit quality can generate strong total returns for long term investors. Despite today’s current macroeconomic uncertainties, we believe EDF remains an attractive vehicle to capitalize on growth economies, particularly in a low interest rate environment.

The macroeconomic backdrop presented challenges and opportunities in emerging markets debt during the six months ended May 31, 2012. Through intensive credit research and a disciplined investment process, we believe we were able to identify attractive investments and avoid many of the markets’ pitfalls during the reporting period. But a key challenge so far in 2012 has been assessing the market impact of political events in advanced European economies. In this regard, we also believe we performed reasonably well, though EDF and most risk assets, suffered as it became apparent to the markets in May that the fate of the Euro and European growth rested in the hands of policy makers and the voting public in Greece, Spain, Italy, Germany and France.

In our view, the macroeconomic trends in developing countries remain supportive of emerging markets debt, which continues to offer compelling investment opportunities. Global growth is somewhat worse than it was a year ago. Concerns over Euro zone sovereign debt and bank liquidity and solvency could increase as well, potentially meaning there is further downside risk for emerging market currencies and credit spreads. However, the fundamental arguments for emerging markets remain in place. On aggregate, credit ratings are improving. Fiscal and monetary policies in many EM countries have room to provide stimulus, and terms of trade favors EMs. In the near-term, a worsening of the global environment may lead to a further flight to quality, but ultimately, capital flows, in our view, will head to where the growth is, and that is emerging markets.

At the moment, we believe the best strategy is to wait for news from Europe and for confirmation of improving growth data from the rest of the world before increasing EDF’s risk profile. We believe EDF currently is positioned to take advantage of continued credit quality improvements and faster growth throughout the emerging world.

Performance Review

The total return on net asset value (NAV) of EDF for the six months ending May 31, 2012 was 2.07%, net of all fees. On a market value basis1, the Fund’s total return was 5.86% for the same period, as the Fund’s premium increased from 1.5% to 5.36%. After a weak start in December 2011, in which the broad market and EDF’s NAV dropped, the Funds’ cumulative total return on NAV began rising. Throughout most of the period2, between January and May, EDF’s cumulative total return on NAV exceeded the returns of each of the major sectors of emerging markets debt. The total return of the Fund on February 29, for example, was exactly 3.50% ahead of the return on the local currency debt market, which at the time was the best performing sector of emerging markets debt. In May, however, a sharp decline in market sentiment – not deterioration in credit quality, in our view – came in response to rising concerns about Europe’s debt crisis and fears of a slowdown in global growth. EDF’s portfolio managers shifted allocations between external sovereign, corporates and local currency emerging markets debt during the reporting period based on the team’s views on risks and relative value. The market returns for the reporting period on these sectors were 4.66%, 5.77% and -0.15%,respectively.3

Portfolio management decisions that most enhanced EDF’s performance were allocations to US dollar-denominated sovereign and corporate bonds. On balance, these allocations provided downside protection for the portfolio during May when market sentiment soured, but they also performed well from January to the end of April as credit spreads tightened relative to US Treasuries, resulting in positive absolute returns. Sovereign bond allocations in Colombia, Mexico, South Africa and Venezuela and to corporate bonds from Brazil, China and Indonesia were the largest positive contributors to performance. However, not all of the positions in US dollar-denominated debt performed as planned. Our allocation to Argentina sovereign bonds, for example, detracted from overall returns, particularly following announcements in early March of stricter capital controls and after the government re-nationalized YPF, the country’s largest producer of oil and gas, in May.

We also employed leverage to seek to enhance returns. During the reporting period, leverage consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by lending securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 0.69% per annum. The level of gross leverage reached a maximum of 27% of total assets on May 30th and a minimum of 17.8% in January. By the end of the reporting period, leverage was 26.6%. Net leverage (gross leverage less cash held) remained lower than gross leverage throughout the period. The Fund management team varied borrowing levels to reflect the team’s outlook on emerging markets debt, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

Market Review

Total returns for the reporting period reflected fundamental and technical developments in emerging markets debt, as well as attempts by policy makers in advanced European economies to ease growing concerns about the Euro zone’s debt and banking crises. For most of December 2011, external sovereign and corporate debt spreads relative to US Treasury yields widened on aggregate, but external bond total returns remained

2	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2012 (Unaudited)

positive. Local debt returns, however, declined as EM foreign exchange values fell relative to the US Dollar. Foreign exchange markets began to recover in January 2012 after the European Central Bank implemented a new policy that provided cheap, long-term funding to European banks. By mid-January and continuing until early May, returns on all three sectors of emerging markets debt remained strongly positive, buoyed, in our view, by central bank liquidity as well as ongoing capital inflows.

Technical factors remained supportive. According to JP Morgan, new allocations to emerging markets from institutional fixed income investors amounted to over $28.5 billion in the first five months of 2012. Of this amount, over 80% was allocated to US dollar-denominated sovereign and corporate bonds; the remainder went to local currency investments. In addition, many EM’s took advantage of strong markets to fulfill a majority of 2012 financing needs. The remaining calendar of debt issuance, as a result, remained manageable, in our view, particularly in comparison to the heavy financing needs of advanced economies including Spain, Italy, Japan, the United Kingdom and the United States.

We attribute the sharp decline in EM debt markets in May, particularly in local currency valuations relative to the US dollar, to a variety of factors, including:

1.	More aggressive than expected intervention from central banks to weaken their currencies;
2.	Slower growth in China, lower commodity prices;
3.	Increased potential for Greece to exit the Euro; and,
4.	The potential restructuring of Spanish banks.

The status of Greece’s position in the European Union is still evolving. The probability of a near-term Greek exit from the Euro has fallen again following the new parliamentary elections in June with a majority for parties supporting the bailout program. However, the new government is now trying to renegotiate the terms of the program and tensions could flare up again if an acceptable agreement cannot be reached or implementation continues to slip. While Greece’s exit alone would not change our outlook on the global economy, we are factoring in rising probabilities of a failure of European policy makers to prevent contagion to other fiscally weak European nations and potentially strong pressures on peripheral European banking systems.

In the meantime, we expect the process towards more fiscal integration among the Euro zone countries to continue, but that is a slow process. In any case, fiscal adjustment continues throughout the Euro zone and banks are expected to reduce leverage to help meet tougher capital requirements. As a result, we believe there will be negative growth in the Euro zone in 2012.

Growth is also slowing in China, but we do not anticipate a hard landing at this time. We currently forecast 7.7% growth in 2012 as we do not see specific impulses that could push up growth above 8.5% in the second half of the year. With lower inflation pressures, China has shifted towards selective easing of macroeconomic policies. However, stimulus will remain much more moderate than in 2008 and 2009, in our view. Relatively tight restrictions in the housing sector remain in place as the price adjustment continues. The recent improvement in property sales numbers suggests that China is not facing an acceleration of price declines. However, we would expect more aggressive policy measures if the housing downturn were to accelerate significantly.

The growth outlook has slowed in most EM countries driven by past monetary tightening in and weaker growth in developed markets. Inflation is starting to decline and we expect that to continue as commodity prices have trended gradually lower and economic activity is slowing. However, EM currency weakness has been reducing disinflation and is preventing some central banks from lowering interest rates. In fact, some central banks in Eastern Europe have been tightening with a view to support their currencies. However, in most EMs, central banks have an easing bias, which we believe will persist in 2012. Fiscal positions remain strong and little fiscal adjustment is needed in 2012, in our view. From a regional perspective, we believe Latin America and Asia are best positioned to weather the European sovereign crisis, with Eastern Europe much more exposed to declining growth.

The risks to our relatively benign outlook on emerging markets debt, outlined in our last report six months ago, remain in place today:

1.	Core European countries fail to provide a comprehensive solution to the sovereign debt and financial crises in the Euro zone periphery.
2.	The US economy slips back into recession.
3.	China’s economy weakens, producing a “hard landing” of sub 7% annual growth rate. Commodity prices drop sharply in response.
4.	EM policy makers engage in trade wars in an effort to counteract the economic effects of a falling US dollar.
5.	EM central banks fall behind in their efforts to curb inflation.
6.	US interest rates move sharply higher reflecting rising fiscal deficits.
7.	Conflict in the Middle East leads to oil supply shocks.

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. Though not our base case, Stone Harbor attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through its investment processes that determine sector and country allocations, as well as security selection. We seek to reduce interest rate sensitivity during

Semi-Annual Report | May 31, 2012	3

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2012 (Unaudited)

periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

We continue to believe that investing in EDF offers an attractive means of capitalizing on further improvements in credit quality in emerging markets. We thank you for your trust in our ability to maneuver these difficult markets and look forward to reporting on EDF in the next six months.

Sincerely,

Thomas W. Brock

Chairman of the Board of Trustees

1 Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

2 The reporting period is defined as December 1, 2011 to May 31, 2012

3 JP Morgan emerging markets debt benchmarks are used throughout as being representative of market returns. Emerging markets hard currency sovereign external debt is represented by JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. Emerging markets corporate debt is represented by JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The CEMBI tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an Investable universe of corporate bonds. Both indices are also available in Diversified version. The JPMorgan CEMBI Broad Diversified limits the current face amount allocations of the bonds. Both indices are also available in outstanding countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa. Emerging markets local currency debt is represented by JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified, which consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which, international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Although not expected to be a principal investment tool, the Portfolio may make use of derivative securities (including futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default) for the purposes of reducing risk and/or obtaining efficient investment exposure.

4	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Summary of Portfolio Holdings
May 31, 2012 (Unaudited)

Fund Details
Market Price	$22.60
Net Asset Value (NAV)	$21.45
Premium/(Discount)	5.36%
Current Distribution Rate[1]	9.56%
Net Assets ($ in millions)	$335

Country Allocation (as a % of total net assets) Country Breakdown	% of TNA
Brazil	15.08%
Venezuela	15.03%
Russia	14.52%
Turkey	13.91%
Argentina	13.14%
Mexico	10.53%
Ukraine	7.24%
Iraq	6.18%
Colombia	5.55%
South Africa	5.16%
China	1.85%
Indonesia	1.72%
Kazakhstan	1.62%
Jamaica	1.36%
Lithuania	1.12%
Peru	1.07%
Poland	1.01%
United Arab Emirates	0.98%
Hungary	0.86%
Slovakia	0.80%
Panama	0.75%
Croatia	0.74%
Mongolia	0.62%
Barbados	0.51%
Qatar	0.47%
Dominican Republic	0.42%
Ghana	0.36%
India	0.34%
Nigeria	0.19%
El Salvador	0.11%
Romania	0.11%
Greece	0.07%
Total	123.42%
Money Market Mutual Funds	6.79%
Liabilities in Excess of Other Assets	-30.21%
Total Net Assets	100.00%

Security Type Allocation[2]	Sector Allocation[2]
	Sovereign Local	36.40%
	Sovereign External	31.00%
	Corporate	19.90%
	Net Cash	7.20%
	Regional Breakdown[2]
	Latin America	42.60%
	Europe	31.30%
	Middle East	5.70%
	Africa	4.30%
	Asia	3.40%
	Net Cash	7.20%
	Sovereign Local Currency Breakdown[2]
	Argentine Peso	0.20%
	Brazilian Real	7.80%
	Colombian Peso	4.10%
	Mexican Peso	4.90%
	Russian Ruble	6.30%
	South African Rand	3.70%
	Turkish New Lira	9.60%
	Total	36.60%

[1]

Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

[2]

Based on managed assets including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements. The amounts do not include the $25,000,000 notional value of a credit default swap with unrealized depreciation of $647,554.

Semi-Annual Report | May 31, 2012	5

Stone Harbor Emerging Markets Income Fund	Growth of $10,000 Investment
May 31, 2012 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Income Fund and the JP Morgan Emerging Market Bond Global Diversified Index.

The JP Morgan Emerging Market Bond Global Diversified Index is a uniquely-weighted version of the EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities such as Brady bonds, loans and Eurobonds. Currently, the EMBI Global Index covers 196 instruments across 48 countries. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global Index.

Average Annual Total Returns as of May 31, 2012

	Cumulative		Average Annual
	3 Months	6 Months	One Year	Since Inception	Inception Date
Stone Harbor Emerging Markets Income Fund - NAV	-8.58%	2.07%	-5.10%	1.10%	12/22/10
Stone Harbor Emerging Markets Income Fund – Market Price	-6.70%	5.86%	-0.81%	1.56%
JP Morgan EMBI Global Diversified Index	-0.50%	4.66%	7.01%	7.80%
JP Morgan CEMBI Broad Diversified Index	0.18%	5.77%	3.59%	5.18%
JP Morgan GBI-EM Global Diversified Index	-8.29%	-0.15%	-6.46%	0.91%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

6	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 48.22%
Argentina - 11.26%
City of Buenos Aires Argentina	USD	9.950%	03/01/2017	1,249,000	$911,770	(1)
Republic of Argentina:
	USD	7.000%	10/03/2015	3,156,047	2,360,548	(2)
	ARS	9.540%	12/31/2033	2,274,152	322,812	(3)
	EUR	6.840%	12/31/2033	19,003,689	11,749,093	(2)(3)
	EUR	7.820%	12/31/2033	34,273,672	21,401,710	(2)
	EUR	4.191%	12/15/2035	8,843,000	951,295	(3)
	USD	4.383%	12/15/2035	594,000	57,024	(3)

					37,754,252

Croatia - 0.74%
Croatian Government:
	USD	6.250%	04/27/2017	503,000	487,910	(1)
	USD	6.375%	03/24/2021	2,141,000	1,977,749	(1)(2)

					2,465,659

El Salvador - 0.11%
Republic of El Salvador	USD	7.750%	01/24/2023	334,000	364,895	(4)

Ghana - 0.36%
Republic of Ghana	USD	8.500%	10/04/2017	1,077,000	1,199,509	(2)(4)

Greece - 0.07%
Hellenic Republic Government Bond:
	EUR	2.000%	02/24/2023	75,000	13,863	(5)
	EUR	2.000%	02/24/2024	75,000	12,710	(5)
	EUR	2.000%	02/24/2025	75,000	12,207	(5)
	EUR	2.000%	02/24/2026	75,000	11,840	(5)
	EUR	2.000%	02/24/2027	75,000	11,691	(5)
	EUR	2.000%	02/24/2028	80,000	12,288	(5)
	EUR	2.000%	02/24/2029	80,000	12,144	(5)
	EUR	2.000%	02/24/2030	80,000	12,034	(5)
	EUR	2.000%	02/24/2031	80,000	11,964	(5)
	EUR	2.000%	02/24/2032	80,000	11,841	(5)
	EUR	2.000%	02/24/2033	80,000	11,653	(5)
	EUR	2.000%	02/24/2034	80,000	11,592	(5)
	EUR	2.000%	02/24/2035	80,000	11,539	(5)
	EUR	2.000%	02/24/2036	80,000	11,492	(5)
	EUR	2.000%	02/24/2037	80,000	11,459	(5)
	EUR	2.000%	02/24/2038	80,000	11,451	(5)
	EUR	2.000%	02/24/2039	80,000	11,446	(5)
	EUR	2.000%	02/24/2040	80,000	11,437	(5)
	EUR	2.000%	02/24/2041	80,000	11,436	(5)
	EUR	2.000%	02/24/2042	80,000	11,435	(5)

					237,522

Hungary - 0.86%
Republic of Hungary:
	EUR	4.500%	01/29/2014	746,000	887,266
	GBP	5.500%	05/06/2014	65,000	95,449
	GBP	5.000%	03/30/2016	223,000	304,196
	EUR	3.500%	07/18/2016	307,000	323,853
	EUR	4.375%	07/04/2017	908,000	955,037

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2012	7

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Hungary (continued)
Republic of Hungary (continued)
	EUR	5.750%	06/11/2018	287,000	$312,514

					2,878,315

Iraq - 0.54%
Republic of Iraq	USD	5.800%	01/15/2028	2,307,000	1,799,460	(2)(4)

Lithuania - 1.12%
Republic of Lithuania:
	USD	7.375%	02/11/2020	180,000	205,087	(4)
	USD	6.125%	03/09/2021	1,894,000	1,993,435	(2)(4)
	USD	6.625%	02/01/2022	1,422,000	1,542,870	(1)(2)

					3,741,392

Mexico - 6.42%
Mexican Bonos:
	MXN	8.500%	12/13/2018	105,610,000	8,631,403
	MXN	6.500%	06/09/2022	180,000,000	12,902,233

					21,533,636

Panama - 0.75%
Republic of Panama:
	USD	7.125%	01/29/2026	124,000	166,160
	USD	8.875%	09/30/2027	251,000	384,030
	USD	9.375%	04/01/2029	495,000	796,950
	USD	6.700%	01/26/2036	904,000	1,175,200

					2,522,340

Poland - 1.01%
Republic of Poland	USD	5.000%	03/23/2022	3,228,000	3,373,260	(2)

Qatar - 0.47%
State of Qatar:
	USD	5.250%	01/20/2020	711,000	803,430	(4)
	USD	6.400%	01/20/2040	638,000	775,170	(4)

					1,578,600

Romania - 0.11%
Romania	USD	6.750%	2/7/2022	370,000	371,156	(1)

Russia - 3.97%
Russian Federation:
	USD	11.000%	07/24/2018	2,041,000	2,831,888	(2)(4)
	USD	7.500%	03/31/2030	8,901,344	10,481,332	(2)(4)(5)

					13,313,220

Slovakia - 0.80%
Republic of Slovakia	USD	4.375%	05/21/2022	2,794,000	2,689,225	(1)(2)

South Africa - 5.10%
Republic of South Africa:
	USD	6.875%	05/27/2019	570,000	686,138
	ZAR	7.250%	01/15/2020	135,600,000	15,611,942

See Notes to Financial Statements.
8	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
South Africa (continued)
Republic of South Africa (continued)
	ZAR	6.750%	03/31/2021	7,380,000	$814,814

					17,112,894

Turkey - 13.35%
Republic of Turkey:
	TRY	9.000%	01/27/2016	60,000,000	32,047,191
	TRY	9.000%	03/08/2017	19,770,000	10,570,152
	USD	5.625%	03/30/2021	349,000	363,396
	USD	6.250%	09/26/2022	1,668,000	1,786,845	(2)

					44,767,584

Ukraine - 0.76%
Ukraine Government:
	USD	7.650%	06/11/2013	200,000	195,250	(4)
	USD	6.875%	09/23/2015	2,000,000	1,820,000	(1)
	USD	7.750%	09/23/2020	612,000	531,675	(4)

					2,546,925

Venezuela - 0.42%
Republic of Venezuela	USD	8.500%	10/08/2014	1,457,000	1,426,039	(2)

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $178,601,815)					161,675,883

BANK LOANS - 1.59%(6)
Brazil - 0.47%
Virgolino de Oliveira - GVO Loan	USD	5.273%	03/11/2015	1,647,059	1,577,059	(3)

Indonesia - 1.12%
PT Bumi Tranche A	USD	15.000%	01/18/2013	2,324,754	2,092,279
PT Bumi Tranche B	USD	15.000%	01/18/2013	1,855,452	1,669,907

					3,762,186

TOTAL BANK LOANS (Cost $5,827,266)					5,339,245

CORPORATE BONDS - 40.50%
Argentina - 0.40%
Capex SA	USD	10.000%	03/10/2018	1,413,000	932,580	(1)
Empresa Distribuidora Y Comercializadora Norte:
	USD	9.750%	10/25/2022	500,000	205,000	(4)
	USD	9.750%	10/25/2022	511,000	209,510	(1)

					1,347,090

Barbados - 0.51%
Columbus International, Inc.	USD	11.500%	11/20/2014	1,639,000	1,704,560	(4)

Brazil - 4.37%
Banco Cruzeiro do Sul SA:
	USD	8.875%	09/22/2020	200,000	125,000	(1)
	USD	8.875%	09/22/2020	3,622,000	2,426,740	(4)

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2012	9

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Brazil (continued)
BR Malls International Finance Ltd.	USD	8.500%	01/21/2049	512,000	$527,360	(1)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	1,239,000	1,177,050	(1)
Globo Comunicacao e Participacoes SA	USD	6.250%	07/20/2049	557,000	595,990	(4)(5)
Hypermarcas SA	USD	6.500%	04/20/2021	1,050,000	976,500	(1)
Minerva Luxembourg SA	USD	12.250%	02/10/2022	2,250,000	2,216,250	(1)
Mirabela Nickel Ltd.	USD	8.750%	04/15/2018	297,000	215,325	(1)
OGX Austria GmbH:
	USD	8.500%	06/01/2018	1,415,000	1,369,013	(1)
	USD	8.375%	04/01/2022	812,000	771,400	(1)
QGOG Atlantic / Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	988,566	978,680	(1)
Schahin II Finance Co. SPV Ltd.	USD	5.875%	09/25/2022	900,000	884,250	(1)
Virgolino de Oliveira Finance Ltd.:
	USD	10.500%	01/28/2018	1,700,000	1,360,000	(4)
	USD	11.750%	02/09/2022	1,300,000	1,040,000	(1)

					14,663,558

China - 1.85%
Central China Real Estate Ltd.	USD	12.250%	10/20/2015	200,000	204,500	(4)
Country Garden Holdings Co. Ltd.	USD	11.125%	02/23/2018	750,000	723,750	(1)
Evergrande Real Estate Group Ltd.	USD	13.000%	01/27/2015	260,000	248,300	(4)
Kaisa Group Holdings Ltd.	USD	13.500%	04/28/2015	762,000	714,375	(4)
MIE Holdings Corp.	USD	9.750%	05/12/2016	1,182,000	1,143,585	(1)
Sinopec Group Overseas Development 2012 Ltd.	USD	4.875%	05/17/2042	638,000	649,293	(1)
Texhong Textile Group Ltd.	USD	7.625%	01/19/2016	1,000,000	797,500	(4)
West China Cement Ltd.	USD	7.500%	01/25/2016	2,000,000	1,735,000	(1)

					6,216,303

Colombia - 0.60%
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	542,713	(1)
Empresa de Energia de Bogota SA	USD	6.125%	11/10/2021	300,000	311,250	(1)
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	1,030,000,000	601,547	(1)
Transportadora de Gas Internacional SA ESP	USD	5.700%	03/20/2022	530,000	543,250	(1)

					1,998,760

Dominican Republic - 0.42%
Cap Cana SA:
	USD	10.000%	04/30/2016	3,341,111	501,167	(4)(7)(15)
	USD	10.000%	04/30/2016	3,621,970	905,492	(4)(7)(15)

					1,406,659

India - 0.34%
Vedanta Resources PLC	USD	9.500%	07/18/2018	1,200,000	1,149,000	(4)

Indonesia - 0.60%
Bakrie Telecom Pte. Ltd.	USD	11.500%	05/07/2015	1,876,000	1,313,200	(4)
Berau Coal Energy Tbk PT	USD	7.250%	03/13/2017	486,000	466,560	(1)
BLT Finance BV	USD	7.500%	05/15/2014	1,098,000	241,560	(4)

					2,021,320

Jamaica - 1.36%
Digicel Group Ltd.:
	USD	8.875%	01/15/2015	1,522,000	1,506,780	(4)

See Notes to Financial Statements.
10	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Jamaica (continued)
Digicel Group Ltd. (continued)
	USD	9.125%	01/15/2015	3,070,000	$3,039,300	(1)

					4,546,080

Kazakhstan - 1.62%
BTA Bank JSC	USD	10.750%	07/01/2018	11,226,945	2,020,850	(4)(7)
KazMunayGas National Co.:
	USD	8.375%	07/02/2013	991,000	1,041,789	(4)
	USD	9.125%	07/02/2018	309,000	371,572	(1)
	USD	6.375%	04/09/2021	208,000	220,740	(1)
Zhaikmunai LLP	USD	10.500%	10/19/2015	1,791,000	1,764,135	(4)

					5,419,086

Mexico - 4.11%
Axtel SAB de CV	USD	7.625%	02/01/2017	70,000	46,200	(1)
Cemex Espana Luxembourg	USD	9.250%	05/12/2020	1,110,000	888,000	(4)
Cemex SAB de CV:
	USD	5.470%	09/30/2015	3,434,000	2,858,805	(1)(3)
	USD	9.000%	01/11/2018	1,060,000	885,100	(4)
	USD	9.000%	01/11/2018	2,983,000	2,490,805	(1)
Geo Maquinaria	USD	9.625%	05/02/2021	4,995,920	4,371,430	(1)
Urbi Desarrollos Urbanos SAB de CV:
	USD	10.576%	01/21/2020	2,000,000	2,027,000	(3)
	USD	9.750%	02/03/2022	200,000	196,000	(1)

					13,763,340

Mongolia - 0.62%
Mongolian Mining Corp.	USD	8.875%	03/29/2017	2,109,000	2,061,547	(1)

Nigeria - 0.19%
Afren PLC	USD	10.250%	04/08/2019	641,000	650,615	(1)

Peru - 1.07%
Inkia Energy Ltd.	USD	8.375%	04/04/2021	3,000,000	3,150,000	(1)
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	431,000	438,542	(1)

					3,588,542

Russia - 2.15%
Evraz Group SA	USD	6.750%	04/27/2018	1,000,000	931,250	(1)
Metalloinvest Finance Ltd.	USD	6.500%	07/21/2016	1,000,000	977,500	(1)
Russian Agricultural Bank OJSC Via RSHB Capital SA	USD	7.750%	05/29/2018	3,000,000	3,333,750	(1)(2)
Vimpel Communications Holdings BV	USD	7.504%	03/01/2022	990,000	891,000	(1)
VTB Bank OJSC Via VTB Capital SA:
	USD	6.315%	02/22/2018	720,000	722,700	(4)
	USD	6.250%	06/30/2035	337,000	346,689	(4)

					7,202,889

South Africa - 0.06%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	200,000	188,000	(4)

Turkey - 0.56%
Yuksel Insaat AS	USD	9.500%	11/10/2015	2,152,000	1,893,760	(4)

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2012	11

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ukraine - 4.08%
Ferrexpo Finance PLC	USD	7.875%	04/07/2016	2,416,000	$2,174,400	(1)
Metinvest BV	USD	8.750%	02/14/2018	1,768,000	1,564,680	(1)(2)
MHP SA	USD	10.250%	04/29/2015	1,410,000	1,332,450	(4)
Mriya Agro Holding PLC	USD	10.950%	03/30/2016	4,491,000	3,862,260	(1)
National JSC Naftogaz of Ukraine	USD	9.500%	09/30/2014	5,000,000	4,750,000	(2)

					13,683,790

United Arab Emirates - 0.98%
DP World Ltd.	USD	6.850%	07/02/2037	200,000	188,500	(4)
Dubai Holding Commercial Operations MTN Ltd.:
	EUR	4.750%	01/30/2014	600,000	682,552
	GBP	6.000%	02/01/2017	1,900,000	2,401,171

					3,272,223

Venezuela - 14.61%
Petroleos de Venezuela SA:
	USD	4.900%	10/28/2014	46,642,846	40,346,062	(2)
	USD	5.000%	10/28/2015	1,592,358	1,242,039	(4)
	USD	5.250%	04/12/2017	3,240,000	2,223,450	(2)(4)
	USD	8.500%	11/02/2017	6,520,800	5,175,885	(2)(4)

					48,987,436

TOTAL CORPORATE BONDS					135,764,558

(Cost $151,413,929)

PARTICIPATION NOTES - 3.09%
Argentina - 0.69%
Hidroelec el Chocon SA	USD	8.061%	03/01/2015	2,307,692	2,307,692

Ukraine - 2.40%
Ukreximbank Biz Finance PLC	USD	8.375%	04/27/2015	8,909,000	8,062,645	(2)(4)

TOTAL PARTICIPATION NOTES					10,370,337

(Cost $11,483,950)

CREDIT LINKED NOTES -28.57%
Argentina - 0.79%
Cablevision SA	USD	9.375%	02/12/2018	3,015,000	2,653,200	(8)

Brazil - 10.24%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	19,300,000	9,678,540	(9)
	BRL	10.000%	01/01/2017	37,000,000	18,554,713	(10)
	BRL	10.000%	01/01/2021	2,800,000	1,368,451	(11)
	BRL	10.000%	01/01/2021	3,200,000	1,568,377	(9)
	BRL	10.000%	01/01/2021	6,500,000	3,176,760	(11)

					34,346,841

Colombia - 4.95%
Titulos de Tesoreria - Series B:	COP	10.000%	07/24/2024	1,375,000,000	920,754	(11)

See Notes to Financial Statements.
12	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Colombia (continued)
Titulos de Tesoreria - Series B (continued)
	COP	10.000%	07/24/2024	23,400,000,000	$15,669,551	(11)

					16,590,305

Iraq - 4.19%
Republic of Iraq	JPY	2.447%	01/01/2028	1,705,173,323	14,035,692	(3)(12)

Russia - 8.40%
Russian Government:
	RUB	6.880%	07/15/2015	420,000,000	12,370,337	(8)
	RUB	7.600%	04/14/2021	558,600,000	15,791,434	(13)

					28,161,771

TOTAL CREDIT LINKED NOTES					95,787,809

(Cost $103,654,895)

COMMON STOCK - 1.45%
Iraq - 1.45%
Genel Energy PLC	GBP			500,000	4,854,743	(14)

TOTAL COMMON STOCK					4,854,743

(Cost $8,089,306)

SHORT TERM INVESTMENTS - 6.79%
Money Market Mutual Funds - 6.79%
Dreyfus Treasury Prime Cash Management
(0.00005% 7-Day Yield)	USD			22,765,464	22,765,464

TOTAL SHORT TERM INVESTMENTS					22,765,464

(Cost $22,765,464)

Total Investments - 130.21%					436,558,039
(Cost $481,836,625)
Liabilities in Excess of Other Assets - (30.21)%					(101,290,927)

Net Assets - 100.00%					$335,267,112

* The contract/principal/share amounts of each security is stated in the currency in which the security is denominated. See below.

ARS	-	Argentine Peso
BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
RUB	-	New Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2012	13

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2012 (Unaudited)

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $61,570,942, which represents approximately 18.36% of net assets as of May 31, 2012.

(2)	On May 31, 2012, securities valued at $124,897,308 were pledged as collateral for reverse repurchase agreements.
(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect at May 31, 2012.
(4)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of May 31, 2012, the aggregate market value of those securities was $63,031,287, which represents approximately 18.80% of the Fund’s net assets.

(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at May 31, 2012.
(6)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at May 31, 2012. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(7)	Security is currently in default/non-income producing.
(8)	The underlying security is issued by Deutsche Bank AG London.
(9)	The underlying security is issued by JPMorgan Chase.
(10)	The underlying security is issued by Barclays Bank PLC.
(11)	The underlying security is issued by Citigroup Global Markets.
(12)	The underlying security is issued by Merrill Lynch.
(13)	The underlying security is issued by Credit Suisse First Boston.
(14)	Non-income producing security.
(15)

This security has been valued by management at its fair value determined in good faith pursuant to procedures approved by the Board of Trustees. Total market value of fair valued securities amounts to $1,406,659 which represents approximately 0.42% of the Fund’s net assets as of May 31, 2012.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
JSC	-	Joint Stock Company.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
Pte.	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A variable capital company.
SPV	-	Special Purpose Vehicle.
Tbk	-	Terbuka is the Indonesian term for limited liability company.

See Notes to Financial Statements.
14	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2012 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Contract Description	Contracted Amount	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
COP(1)	29,448,410,000	Sale	06/01/2012	$16,107,053	$474,259
COP(1)	29,448,410,000	Sale	06/29/2012	16,045,994	65,843
EUR(2)	35,477,000	Sale	06/29/2012	43,873,314	1,287,488
GBP(2)	4,940,000	Sale	06/29/2012	7,612,449	208,707

					$2,036,297

COP(1)	29,448,410,000	Purchase	06/01/2012	$16,107,053	$(73,392)
EUR(2)	1,488,303	Purchase	06/29/2012	1,840,538	(7,238)
JPY(2)	1,140,989,000	Sale	06/29/2012	14,565,208	(191,087)

					$(271,717)

(1)	The counterparty is Citigroup Global Markets.
(2)	The counterparty is JPMorgan Chase & Co.

CREDIT DEFAULT SWAP CONTRACTS ON FOREIGN GOVERNMENT ISSUES - Buy Protection(3)

Counterparty	Reference Obligation	Notional Amount	Market Value	Upfront Premiums Paid	Fixed Deal Rate	Maturity Date	Unrealized Depreciation

Goldman Sachs	Bolivarian Republic of Venezuela	$ (25,000,000)	$ (22,554)	$ 625,000	5.000%	09/20/2012	$ (647,554)

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Trade Date	Value
Goldman Sachs & Co.	0.400%	11/29/2011	$1,302,718
UBS	0.250%	01/18/2012	9,981,338
Credit Suisse First Boston	0.650%	02/29/2012	2,391,050
Credit Suisse First Boston	0.950%	02/29/2012	7,543,047
Credit Suisse First Boston	0.750%	02/29/2012	1,106,160
Credit Suisse First Boston	0.950%	02/29/2012	28,855,464
Credit Suisse First Boston	0.250%	04/17/2012	7,814,471
Credit Suisse First Boston	0.500%	04/26/2012	5,030,100
Credit Suisse First Boston	1.000%	05/10/2012	11,639,114
Goldman Sachs & Co.	0.250%	05/10/2012	1,723,843
Goldman Sachs & Co.	0.400%	05/15/2012	1,415,779
Goldman Sachs & Co.	0.450%	05/15/2012	1,817,530
JPMorgan Chase & Co.	0.600%	05/15/2012	3,273,700
Barclays Capital	0.600%	05/16/2012	2,779,259
JPMorgan Chase & Co.	0.250%	05/17/2012	2,004,971
Credit Suisse First Boston	0.750%	05/24/2012	11,473,838
Credit Suisse First Boston	0.500%	05/25/2012	2,407,310
Goldman Sachs & Co.	0.500%	05/25/2012	4,723,201
JPMorgan Chase & Co.	0.350%	05/25/2012	1,626,717
JPMorgan Chase & Co.	0.550%	05/25/2012	1,695,818
UBS	0.800%	05/25/2012	1,235,079
UBS	0.950%	05/25/2012	11,038,176

			$122,878,683

All agreements can be repurchased on demand at value plus accrued interest.

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2012	15

Stone Harbor Emerging Markets Income Fund	Statement of Assets & Liabilities
May 31, 2012 (Unaudited)

ASSETS:
Investments, at value(1)	$436,558,039
Cash	1,500,612
Foreign currency, at value (Cost $1,670,166)	1,622,007
Unrealized appreciation on forward foreign currency contracts	2,036,297
Swap premiums paid	625,000
Receivable from broker	5,808,000
Receivable for investments sold	5,106,523
Interest receivable	10,627,889
Prepaid and other assets	18,315
Total Assets	463,902,682

LIABILITIES:
Payable for reverse repurchase agreements	122,878,683
Interest due on reverse repurchase agreements	120,424
Payable for investments purchased	3,896,789
Unrealized depreciation on forward foreign currency contracts	271,717
Unrealized depreciation on credit default swap contract	647,554
Payable for swap contract payments	253,472
Payable to advisor	387,176
Payable to administrator	59,404
Payable for trustee fees	8,234
Other payables	112,117
Total Liabilities	128,635,570
Net Assets	$335,267,112

NET ASSETS CONSIST OF:
Paid-in capital	$372,293,269
Distribution in excess of net investment income	(743,419)
Accumulated net realized gain on investments, credit default swap contracts and foreign currency transactions	8,388,680

Net unrealized depreciation on investments, credit default swap contracts and translation of assets and liabilities denominated in foreign currencies	(44,671,418)
Net Assets	$335,267,112

PRICING OF SHARES:
Net Assets	$335,267,112
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	15,631,628
Net assets value, offering and redemption price per share	$21.45

(1)Cost of Investments	$481,836,625

See Notes to Financial Statements.
16	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Operations
For the Six Months Ended May 31, 2012 (Unaudited)

INVESTMENT INCOME:
Interest	$19,425,373
Total Investment Income	19,425,373

EXPENSES:
Investment advisory fees	2,267,408
Administration fees	342,961
Interest on reverse repurchase agreements	333,025
Custodian fees	50,681
Audit fees	33,901
Printing fees	24,832
Legal fees	44,714
Trustee fees	15,753
Transfer agent fees	9,328
Insurance fees	16,588
Other	18,217
Total Expenses	3,157,408
Net Investment Income	16,267,965

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	6,699,881
Credit default swap contracts	(635,417)
Forward foreign currency contracts	6,307,535
Foreign currency transactions	(3,894,391)
Net realized gain	8,477,608
Change in unrealized appreciation/(depreciation) on:	(44,023,864)
Investments	(17,864,550)
Credit default swap contracts	(182,379)
Forward foreign currency contracts	1,396,418
Translation of assets and liabilities denominated in foreign accounts	(387,128)
Net change	(17,037,639)
Net Realized and Unrealized Loss on Investments	(8,560,031)
Net Increase in Net Assets Resulting from Operations	$7,707,934

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2012	17

Stone Harbor Emerging Markets Income Fund	Statement of Changes in Net Assets

	For the Six Months Ended May 31, 2012 (Unaudited)	For the Period December 22, 2010 (Inception) to November 30, 2011

OPERATIONS:
Net investment income	$16,267,965	$30,542,460
Net realized gain/(loss) on investments:
Investments	6,699,881	(5,394,907)
Securities sold short	–	17,416
Credit default swap contracts	(635,417)	(361,111)
Foreign currency transactions	2,413,144	2,684,392
Net change in unrealized appreciation/(depreciation) on investments, credit default swap contracts and translation of assets and liabilities denominated in foreign currencies	(17,037,639)	(27,633,779)
Net increase/(decrease) in net assets resulting from operations	7,707,934	(145,529)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(16,829,018)	(27,759,544)
Net decrease in net assets from distributions to shareholders	(16,829,018)	(27,759,544)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs ($– and $765,000, respectively)	–	364,522,500
Net asset value of common shares issued to stockholders from reinvestment of dividends	1,720,022	5,950,747
Net increase in net assets from capital share transactions	1,720,022	370,473,247

Net Increase/(Decrease) in Net Assets	(7,401,062)	342,568,174

NET ASSETS:
Beginning of period	342,668,174	100,000
End of period (including distribution in excess of net investment income of $(743,419) and $(182,366))	$335,267,112	$342,668,174

OTHER INFORMATION:
Share Transactions:
Beginning shares	15,557,578	4,188
Shares issued in connection with initial public offering	–	15,300,000
Shares issued as reinvestment of dividends	74,050	253,390
Shares outstanding - end of period	15,631,628	15,557,578

See Notes to Financial Statements.
18	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Cash Flows
For the Six Months Ended May 31, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$7,707,934
Adjustments to reconcile net increase in net assets from operations to net cash used by operating activities:
Purchase of investment securities	(281,559,737)
Proceeds from disposition of investment securities	261,690,291
Net purchases of short term investment securities	(3,671,728)
Net payments on credit default swap contracts	(635,417)
Premium amortization	555,560
Discount accretion	(2,978,184)
Net realized (gain)/loss on:
Investments	(6,699,881)
Credit default swap contracts	635,417
Net change in unrealized appreciation/(depreciation) on:
Investments	17,864,550
Credit default swap contracts	182,379
Translation of assets and liabilities denominated in foreign currencies	(1,009,290)
Increase in receivable from broker	(4,628,000)
Decrease in interest receivable	669,106
Increase in prepaid and other assets	(16,408)
Increase in payable for swap contract payments	3,472
Increase in payable to advisor	32,935
Increase in payable to administrator	5,783
Decrease in payable for trustee fees	(7,357)
Decrease in other payables	(48,259)
Decrease in interest due on reverse repurchase agreements	(87,126)
Net Cash Used in Operating Activities	(11,993,960)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received from reverse repurchase agreements	247,639,259
Cash payments made on reverse repurchase agreements	(217,849,091)
Cash distributions paid	(15,108,996)
Net Cash Provided by Financing Activities	14,681,172

Effect of exchange rates on cash	(387,128)

Net increase in cash	2,300,084
Cash and foreign currency, beginning of period	$822,535
Cash and foreign currency, end of period	$3,122,619

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on reverse repurchase agreements:	$420,151
Noncash financing activates not included herein consist of reinvest of dividends and distributions of:	$1,720,022

See Notes to Financial Statements.
Semi-Annual Report | May 31, 2012	19

Stone Harbor Emerging Markets Income Fund	Financial Highlights
For a share outstanding throughout the period presented.

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Period December 22, 2010 (Inception) to November 30, 2011

Net asset value - beginning of period	$22.03		$23.88
Income/(loss) from investment operations:
Net investment income(1)	1.04		1.99
Net realized and unrealized loss on investments	(0.54)		(1.99)
Total income from investment operations	0.50		–

Less distributions to common shareholders:
From net investment income	(1.08)		(1.80)
Total distributions	(1.08)		(1.80)

Capital share transactions:
Common share offering costs charged to paid-in capital	–		(0.05)
Total capital share transactions	–		(0.05)
Net Decrease in Net Asset Value	(0.58)		(1.85)
Net asset value - end of period	$21.45		$22.03

Market price - end of period	$22.60		$22.38

Total Return - Net Asset Value(2)	2.07%		(0.47%)
Total Return - Market Price(2)	5.86%		(3.41%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$335,267		$342,668
Ratio of expenses to average net assets	1.76%	(3)	1.76%	(3)
Ratio of net investment income to average net assets	9.09%	(3)	8.90%	(3)
Ratio of expenses to average managed assets(4)	1.39%	(3)	1.45%	(3)
Portfolio turnover rate	57%		157%

(1)	Calculated using average shares throughout the period.
(2)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(3)	Annualized.
(4)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.
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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2012 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 10, 2010, pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners (the “Adviser”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The Fund’s primary investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Semi-Annual Report | May 31, 2012	21

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2012 (Unaudited)

The following is a summary of the Fund’s investment and financial instruments based on the three tier hierarchy as of May 31, 2012:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Income Fund
Sovereign Debt Obligations	$–	$161,675,883	$–	$161,675,883
Bank Loans	–	1,577,059	3,762,186	5,339,245
Corporate Bonds	–	134,357,899	1,406,659	135,764,558
Participation Notes	–	10,370,337	–	10,370,337
Credit Linked Notes	–	95,787,809	–	95,787,809
Common Stocks	4,854,743	–	–	4,854,743
Short Term Investments	22,765,464	–	–	22,765,464
Total	$27,620,207	$403,768,987	$5,168,845	$436,558,039

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,036,297	$–	$2,036,297
Liabilities
Credit Default Swap Contracts	–	(647,554)	–	(647,554)
Forward Foreign Currency Contracts	–	(271,717)	–	(271,717)
Total	$–	$1,117,026	$–	$1,117,026

*	For detailed Country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statement of Investments.

There were no significant transfers in or out of Levels 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2011	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfer in of Level 3	Balance as of May 31, 2012	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at May 31, 2012
Stone Harbor Emerging Markets Income Fund
Bank Loans	$10,939,500	$93,541	$1,512,480	$4,180,206	$(12,963,541)	$–	$3,762,186	$(418,020)
Corporate Bonds	–	–	–	–	–	1,406,659	1,406,659	(3,229,826)
TOTAL	$10,939,500	$93,541	$1,512,480	$4,180,206	$(12,963,541)	$1,406,659	$5,168,845	$(3,647,846)

*	Realized gain/(loss) and change in unrealized depreciation are included in the related amounts on the investment in the Statement of Operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b) Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2012 (Unaudited)

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

(d) Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(e) Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33  1/3% of the Fund’s Total Assets immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33  1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed - upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements. For the period ended May 31, 2012, the average amount of reverse repurchase agreements outstanding was $95,611,110 at a weighted average interest rate of 0.71%.

(f) Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the make value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Semi-Annual Report | May 31, 2012	23

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2012 (Unaudited)

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to their portfolios. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

The Following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of May 31, 2012:

	Asset Derivatives		Liability Derivatives
Derivative Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Unrealized appreciation on forward currency contracts	$ 2,036,297	Unrealized depreciation on forward currency contracts	$ (271,717)

Credit Contracts	N/A	–	Unrealized depreciation on credit default swap contracts	(647,554)
Total		$ 2,036,297		$ (919,271)

The number of forward foreign currency contacts held at May 31, 2012 is representative of activity during the six months ended May 31, 2012.

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2012:

Derivative Risk Exposure	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
Foreign Exchange Contracts	Net realized gain/(loss) on: Foreign currency transactions/Change in unrealized appreciation/(depreciation) on: Translation of assets and liabilities denominated in foreign currencies	$ 6,307,535	$ 1,396,418

Credit Contracts	Net realized gain/(loss) on: Credit default swap contracts/Net change in unrealized appreciation/(depreciation) of: Credit default swap contracts	(635,417)	(182,379)
Total		$ 5,672,118	$ 1,214,039

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2012 (Unaudited)

emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note. Because credit linked notes are derivatives, an investment in these instruments is generally subject to the risks associated with derivatives.

(g) Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(h) Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

(i) Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

(j) Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to common shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

(k) Classifications of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Fund during the period ended November 30, 2011 was as follows:

Ordinary Income	$27,759,544
Total	$27,759,544

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$263,067
Unrealized Appreciation/(Depreciation)	(27,908,628)
Cumulative Effect of Other Timing Difference*	(259,512)
Total	$(27,905,073)

*	Other temporary differences due to timing, consist primarily of mark-to-market on forward foreign currency contracts and credit default swap adjustments.

Semi-Annual Report | May 31, 2012	25

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2012 (Unaudited)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended November 30, 2011, certain differences were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the amounts reclassified did not affect net assets.

The reclassifications were as follows:

Paid-in Capital	$–
Undistributed Net Investment Income	$(2,965,282)
Accumulated Net Realized Loss	$2,965,282

(l) Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of the period ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund’s federal and state income and federal excise tax returns for all tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law, therefore the enacted provisions will apply to the Fund for the fiscal year ending November 30, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

2. MANAGEMENT FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEE

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee at an annual rate of 0.15% of the average daily value of the Fund’s Total Assets.

The Bank of New York Mellon serves as the Fund’s custodian. Mellon Investor Services LLC, an affiliate of The Bank of New York Mellon, serves as the Fund’s transfer agent.

During the reporting period, the Fund paid each Trustee who is not a director, officer, employee, or affiliate of Stone Harbor or ALPS, a fee of $2,500 per quarterly meeting of the Board of Trustees and $250 for each additional meeting in which that Trustee participated. The Fund will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2012 (Unaudited)

3. SECURITIES TRANSACTIONS

During the period ended May 31, 2012, there were purchase and sale transactions (excluding short term securities) of $269,357,091 and $242,823,660, respectively.

On May 31, 2012, based on cost of $482,055,249 for federal income tax purposes, aggregate gross unrealized gains for all securities in which there is an excess of value over tax cost was $4,518,912 and aggregate gross unrealized losses for all securities in which there is an excess of tax cost over value was $(50,016,122), resulting in a net unrealized loss of $(45,497,210).

4. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” to expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

5. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Semi-Annual Report | May 31, 2012	27

Stone Harbor Emerging Markets Income Fund	Summary of Dividend Reinvestment Plan
May 31, 2012 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Mellon Investor Services LLC (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

28	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Additional Information
May 31, 2012 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available (1) on the Fund’s website located at http://www.shiplpcef.com, (2) on the SEC’s website at http://www.sec.gov, or (3) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund is available (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

Semi-Annual Report | May 31, 2012	29

Stone Harbor Emerging Markets Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2012 (Unaudited)

The investment advisory agreement (the “Agreement”) for Stone Harbor Emerging Markets Income Fund (the “Fund”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Fund (the “Independent Trustees”). The Agreement is terminable with respect to the Fund by the Adviser, a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the Fund, without penalty, by not less than 60 days’ prior written notice. The Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”), including the Fund’s portfolio managers, and regularly reviews detailed information regarding the investment program and performance of the Fund. The Board of Trustees also receives periodic updates between meetings. The Trustees, including the Independent Trustees, met on April 18, 2012 to review the Agreement for the Fund and to determine whether to approve the continuation of the Agreement for an additional one-year period. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information on the Fund’s investment performance and the performance of a group of similar mutual funds (some of which was prepared by a third party); (ii) information on the Fund’s advisory fee and other expenses, including information about the fees charged to institutional accounts managed by the Adviser and comparisons of the Fund’s fees to the fees of a similar group of similar funds prepared by a third party; and (iii) information about the profitability of the Agreement to the Adviser. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. The Trustees reviewed performance information for the Fund for the one-year and since-inception periods ended February 29, 2012. The Trustees also reviewed more recent performance information provided at the meeting. The review included a comparison of the Fund’s performance to the performance of a group of comparable funds selected by a third party and to the Fund’s benchmark. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the fee charged to the Fund for advisory services as well as the total expense level of the Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of the Fund’s advisory fee and total expense levels compared to a group of similar mutual funds selected by the third party. The Adviser also provided information about the costs to it of providing services to the Fund and information about its profitability with respect to its management of the Fund, as well as information about the advisory fees it charges to institutional separate accounts. In this regard, the Trustees noted management’s representation that Stone Harbor did not manage any institutional accounts with the same mix of strategies as the Fund. The Trustees also considered the demands and complexity of the investment management of the Fund as compared to the complexity of managing separate accounts.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee for the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered to what extent economies of scale would likely be realized as the Fund grows and whether those economies would benefit the Fund through breakpoints in the investment advisory fee or other means, such as expense caps. The Trustees noted that because the Fund is a closed-end fund, it is not expected to grow to any significant extent in the foreseeable future.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale would benefit the Fund supported the approval of the Agreement.

30	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2012 (Unaudited)

The Trustees also considered other factors, which included but were not limited to the following:

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser provided to the Fund, including resources designed to ensure compliance with the investment objectives, policies and restrictions of the Fund.

•	So-called “fallout benefits” to the Adviser, such as the benefits from offering its institutional clients the ability to invest in a registered investment company.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreement for Stone Harbor Emerging Markets Income Fund should be continued through June 20, 2013.

Semi-Annual Report | May 31, 2012	31

Stone Harbor Emerging Markets Income Fund	Notes

32	www.shiplpcef.com

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

250 Royall Street

Canton, Massachusetts 02021

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 802022

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 8, 2012

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	August 8, 2012